                                                                   Exhibit 10.42


               WAIVER AND AMENDMENT dated as of June 27, 2001 (this "Waiver"),
                                                                     -----
          to the Credit Agreement dated as of October 31, 2000 (the "Credit
                                                                     ------
          Agreement"), as amended by the First Amendment and Waiver dated as of
          ---------
          April 18, 2001, among EXODUS COMMUNICATIONS, INC., a Delaware corporation (the "Borrower"), the Lenders party thereto (the
                            --------
          "Lenders"), and THE CHASE MANHATTAN BANK, as Administrative Agent and
           -------
          Collateral Agent (the "Agent"), and CHASE MANHATTAN INTERNATIONAL
                                 -----
          LIMITED, as London Agent.

          WHEREAS the Borrower has given notice on June 22, 2001, of the termination of the unused Commitments and of the prepayment of all outstanding Loans on July 2, 2001, in each case in accordance with the provisions of the Credit Agreement.

          WHEREAS the Borrower has requested, in light of the foregoing, that any Events of Default under the Credit Agreement be waived until the time specified below on July 2, 2001, in consideration for the Borrower's promise to pay the Obligations in full in the manner provided for in this Waiver, and the Required Lenders are willing to agree to this Waiver on the terms and conditions and subject to the agreements hereinafter set forth.


          NOW, THEREFORE, the parties hereto hereby agree as follows:

          1.   Defined Terms.  Capitalized terms used and not defined herein
               -------------
shall have the meanings given to them in the Credit Agreement.

          2.   Waiver.  Subject to the conditions and agreements set forth in
               ------
Section 4 hereof, the Lenders hereby waive any Events of Default that exist or arise under the Credit Agreement on the date hereof or thereafter through 11:59 p.m., New York time, on July 2, 2001 with the effect that any such Event of Default did not occur; provided that such waiver will automatically expire, with
                       --------
the same effect as if it had never been granted, at 11:59 p.m., New York time, on July 2, 2001.

          3.   Effect of Waiver.  Except as expressly set forth herein, this
               ----------------
Waiver shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights or remedies of the Lenders or the Borrower or any other Loan Party under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. The waiver in Section 2 hereof shall apply and be effective only with respect to the matters expressly covered hereby. This Waiver shall constitute a "Loan Document" for all purposes of the Credit Agreement and the other Loan Documents.

          4.   Agreements of the Borrower; Conditions to Waiver.  (a)  In order
               ------------------------------------------------
to induce the Lenders to grant the waiver set forth herein, the Borrower agrees that, and it shall be a condition subsequent to the effectiveness of this Waiver that:

          (i) The Borrower will, not later than 3:30 p.m., New York time, on July 2, 2001, make payment in full (by wire transfer of immediately available funds to the Administrative Agent or such other party as is entitled thereto) of all outstanding Obligations (other than Obligations in respect of outstanding Letters of Credit), including without limitation all accrued and unpaid commitment fees and participation fees accrued through July 1, 2001 in respect of Letters of Credit, all principal amounts of outstanding Loans and interest accrued through July 1, 2001 on outstanding Loans, the Tranche B Term Loan prepayment fee contemplated by Section 2.11(c)(A) of the Credit Agreement, fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Administrative Agent, in the amount of $82,551.30 as invoiced in such firm's statement dated June 22, 2001, fees, charges and disbursements of Appleby, Spurling & Kempe, local counsel for the Administrative Agent in the amount of $14,625.17 as invoiced in such firm's statements dated March 30, 2001 and June 25, 2001, breakage costs, if any, under Section 2.15 of the Credit Agreement (as advised to the Borrower in writing by the Administrative Agent) in respect of prepayments of Tranche B Term Loans, and each other Obligation owing by the Borrower of which the Borrower is notified by the Administrative Agent prior to June 29, 2001;

          (ii) The Borrower will, not later than 3:30 p.m., New York time, on July 2, 2001, either (x) cause all outstanding Letters of Credit to be surrendered for cancellation to the Issuing Bank in respect thereof or (y) execute and deliver to each such Issuing Bank such letter of credit reimbursement agreements and collateral agreements as such Issuing Bank may request with respect to any Letter of Credit issued by it and not so surrendered, and post with such Issuing Bank cash collateral in the full amount of any such Letters of Credit plus any fees payable in respect thereof in respect of periods after July 1, 2001, as reasonably required by such Issuing Bank.

The Issuing Bank agrees that upon satisfaction of the foregoing conditions, the Revolving Lenders will be released from their participation obligations in respect of Letters of Credit. This Waiver shall serve as notification by the Borrower of termination, as of July 2, 2001, of any Revolving Commitments associated with outstanding Letters of Credit. If the Borrower effects the payments referenced in Section 4(a)(i) by the time specified therein and in the amounts specified therein or otherwise notified to it in writing by the Administrative Agent prior June 29, 2001, the effectiveness of the Waiver set forth herein will not be affected by any failure to make payment of any Obligation not set forth or so notified; provided that the Borrower will remain liable for the payment of any such Obligation.

          (b) Notwithstanding anything to the contrary in the Loan Documents, until the outstanding Obligations are paid in full and the other conditions set forth in Section 4(a) are satisfied, the Collateral Agent shall not be required to release any Collateral (other than Collateral sold pursuant to Section 6.07 in the ordinary course of business) (including any pledged Equity Interests or securities) or terminate or release any security interest with respect thereto. Upon satisfaction of the conditions set forth in Section 4(a) hereof, the Collateral Agent will promptly, at the Borrower's sole cost and expense, release all Collateral (including any pledged Equity Interests, securities, options, warrants, and promissory notes and accompanying powers and instruments of transfer) and deliver all documents reasonably necessary to evidence such release or termination, including but not limited to Uniform Commercial Code termination statements and similar documents, in each case in accordance with the provisions of Section 7.14 of the Security Agreement and Section 14(c) of the Pledge Agreement.

          (c) This Waiver will initially become effective on the date when the Administrative Agent shall have received counterparts hereof duly executed and delivered by the Borrower and the Required Lenders.

          (d) The agreements set forth in this Section 4 will survive any expiration of this Waiver, the effectiveness of this Waiver and the termination of the Loan Documents.

          5.  Representations and Warranties.  The Borrower hereby represents
              ------------------------------
and warrants to the Agent and the Lenders as of the date hereof that the execution, delivery and performance by the Borrower of this Waiver has been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any person (including any governmental agency) in order to be effective and enforceable. The Credit Agreement as amended by this Waiver constitutes the legal, valid and binding obligation of the Borrower, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

          6.  GOVERNING LAW; COUNTERPARTS.  (a) THIS WAIVER AND THE RIGHTS AND
              ---------------------------
OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

          (b) This Waiver may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed an original, but all of which together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Waiver by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

          IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.


                                      EXODUS COMMUNICATIONS, INC.,

                                        by
                                           /s/ Adam Wegner
                                           ---------------
                                           Name: Adam Wegner
                                           Title: Executive Vice President,
                                                  Legal and Corporate Affairs,
                                                  General Counsel and Secretary


                                      THE CHASE MANHATTAN BANK,
                                      individually and as Administrative
                                      Agent,


                                      by
                                           /s/ Tracey Navin Ewing
                                           ----------------------
                                           Name: Tracey Navin Ewing
                                           Title: Vice President

                                                               SIGNATURE PAGE to
                                              WAIVER, dated as of June 27, 2001,
                                                  to EXODUS COMMUNICATIONS, INC.
                                                                CREDIT AGREEMENT




               To approve the Waiver:


               Name of Institution: The Chase Manhattan Bank as Issuing Bank
                                    ----------------------------------------

                                 By Tracey Navin Ewing
                                    ------------------

                                    Name: Tracey Navin Ewing
                                    Title: Vice President

                                                               SIGNATURE PAGE to
                                              WAIVER, dated as of June 27, 2001,
                                                  to EXODUS COMMUNICATIONS, INC.
                                                                CREDIT AGREEMENT




               To approve the Waiver:


               Name of Institution: AIM Floating Rate Fund
                                    ----------------------

                                  By INVESCO Senior Secured Management, Inc.,
                                  As Attorney in Fact

                                    By /s/ Thomas H.B. Ewald
                                       ---------------------

                                       Name: Thomas H.B. Ewald
                                       Title: Authorized Signatory

                                                               SIGNATURE PAGE to
                                              WAIVER, dated as of June 27, 2001,
                                                  to EXODUS COMMUNICATIONS, INC.
                                                                CREDIT AGREEMENT




               To approve the Waiver:


               Name of Institution: AVALON CAPITAL LTD.
                                    -------------------

                              By INVESCO Senior Secured Management
                              Inc., As Portfolio Advisor

                                 By /s/ Thomas H.B. Ewald
                                    ---------------------

                                    Name: Thomas H.B. Ewald
                                    Title: Authorized Signatory

                                                               SIGNATURE PAGE to
                                              WAIVER, dated as of June 27, 2001,
                                                  to EXODUS COMMUNICATIONS, INC.
                                                                CREDIT AGREEMENT




               To approve the Waiver:


               Name of Institution: AVALON CAPITAL LTD. 2
                                    ---------------------

                               By INVESCO Senior Secured Management,
                               Inc., As Portfolio Advisor

                                 By /s/ Thomas H.B. Ewald
                                    ---------------------

                                  Name: Thomas H.B. Ewald
                                  Title: Authorized Signatory

                                                               SIGNATURE PAGE to
                                              WAIVER, dated as of June 27, 2001,
                                                  to EXODUS COMMUNICATIONS, INC.
                                                                CREDIT AGREEMENT




                            To approve the Waiver:


                            Name of Institution: CERES II FINANCE LTD.
                                                 ---------------------

                                               By INVESCO Senior Secured
                                               Management, Inc., As Sub-
                                               Managing Agent (Financial)

                                              By /s/ Thomas H.B. Ewald
                                                 ---------------------

                                                Name: Thomas H.B. Ewald
                                                Title: Authorized Signatory

                                                               SIGNATURE PAGE to
                                              WAIVER, dated as of June 27, 2001,
                                                  to EXODUS COMMUNICATIONS, INC.
                                                                CREDIT AGREEMENT




                               To approve the Waiver:


                               Name of Institution: CHARTER VIEW PORTFOLIO
                                                    ----------------------

                                                By INVESCO Senior Secured
                                                Management, Inc., As
                                                Investment Advisor

                                                By /s/ Thomas H.B. Ewald
                                                   ---------------------

                                                  Name: Thomas H.B. Ewald
                                                  Title: Authorized
                                                         Signatory

                                                               SIGNATURE PAGE to
                                              WAIVER, dated as of June 27, 2001,
                                                  to EXODUS COMMUNICATIONS, INC.
                                                                CREDIT AGREEMENT




                              To approve the Waiver:


                              Name of Institution: Credit Lyonnais New
                                                   -------------------
                                                   York Branch
                                                   -----------

                                               By /s/ Mark A. Campelline
                                                  ----------------------

                                                 Name: Mark A. Campelline
                                                 Title: First Vice
                                                        President

                                                               SIGNATURE PAGE to
                                              WAIVER, dated as of June 27, 2001,
                                                  to EXODUS COMMUNICATIONS, INC.
                                                                CREDIT AGREEMENT




                                 To approve the Waiver:

                                 CypressTree Investment Partners I, Ltd.,
                                 By CypressTree Investment Management
                                 Company, Inc., as Portfolio Manager

                                 By /s/ Jonathan D. Sharkey
                                    -----------------------
                                      Name: Jonathan D. Sharkey
                                      Title: Principal


                                 CypressTree Investment Partners II, Ltd.,
                                 By CypressTree Investment Management
                                 Company, Inc., as Portfolio Manager

                                 By /s/ Jonathan D. Sharkey
                                    -----------------------
                                      Name: Jonathan D. Sharkey
                                      Title: Principal


                                 CypressTree Investment Management Company, Inc. As Attorney-in-Fact and on behalf of First Allmerica Financial Life Insurance Company as Portfolio Manager

                                 By /s/ Jonathan D. Sharkey
                                    -----------------------
                                      Name: Jonathan D. Sharkey
                                      Title: Principal

                                                               SIGNATURE PAGE to
                                              WAIVER, dated as of June 27, 2001,
                                                  to EXODUS COMMUNICATIONS, INC.
                                                                CREDIT AGREEMENT




                           To approve the Waiver:


                           Name of Institution: Sankaty Advisors, LLC
                                                ----------------------
                                                as Collateral Manager
                                                ---------------------
                                                for Great Point CLO
                                                -------------------
                                                1999-1 LTD as Term
                                                ------------------
                                                Lender
                                                ------

                                             By /s/ Diane J. Exter
                                                ------------------

                                               Name: Diane J. Exter
                                               Title: Managing Director
                                                      Portfolio Manager

                                                               SIGNATURE PAGE to
                                              WAIVER, dated as of June 27, 2001,
                                                  to EXODUS COMMUNICATIONS, INC.
                                                                CREDIT AGREEMENT




                           To approve the Waiver:


                           Name of Institution: INVESCO CBO 2000-1 LTD
                                                ----------------------

                                             By INVESCO Senior Secured
                                             Management, Inc., As
                                             Portfolio Advisor

                                             By /s/ Thomas H.B. Ewald
                                                ---------------------

                                               Name: Thomas H.B. Ewald
                                               Title: Authorized
                                                      Signatory

                                                               SIGNATURE PAGE to
                                              WAIVER, dated as of June 27, 2001,
                                                  to EXODUS COMMUNICATIONS, INC.
                                                                CREDIT AGREEMENT




                               To approve the Waiver:


                               Name of Institution: KATONAH I, LTD.
                                                    ---------------

                                                 By /s/ Ralph Della Rocca
                                                    ---------------------

                                                   Name: Ralph Della Rocca
                                                   Title: Authorized
                                                          Officer, Katonah
                                                          Capital, L.L.C. as
                                                          Manager

                                                               SIGNATURE PAGE to
                                              WAIVER, dated as of June 27, 2001,
                                                  to EXODUS COMMUNICATIONS, INC.
                                                                CREDIT AGREEMENT




                              To approve the Waiver:


                              Name of Institution: Kemper Floating Rate
                                                   --------------------
                                                   Fund
                                                   ----

                                                By /s/ Kenneth R. Weber
                                                   --------------------

                                                  Name: Kenneth R. Weber
                                                  Title: SVP

                                                               SIGNATURE PAGE to
                                              WAIVER, dated as of June 27, 2001,
                                                  to EXODUS COMMUNICATIONS, INC.
                                                                CREDIT AGREEMENT




                                  To approve the Waiver:


                                  Name of Institution: KZH CypressTree-1 LLC
                                                       ---------------------

                                                    By /s/ Kimberly Rowe
                                                       -----------------

                                                      Name: Kimberly Rowe
                                                      Title: Authorized Agent

                                                               SIGNATURE PAGE to
                                              WAIVER, dated as of June 27, 2001,
                                                  to EXODUS COMMUNICATIONS, INC.
                                                                CREDIT AGREEMENT




                                  To approve the Waiver:


                                  Name of Institution: KZH Shoshone LLC
                                                       ----------------

                                                    By /s/ Kimberly Rowe
                                                       -----------------

                                                      Name: Kimberly Rowe
                                                      Title: Authorized Agent

                                                               SIGNATURE PAGE to
                                              WAIVER, dated as of June 27, 2001,
                                                  to EXODUS COMMUNICATIONS, INC.
                                                                CREDIT AGREEMENT




               To approve the Waiver:


               Name of Institution: Liberty-Stein Roe Advisor Floating Rate
                                    ---------------------------------------
               Advantage Fund
               --------------

                                            By Stein Roe & Farnham
                                            Incorporated, as Advisor

                                            By /s/ Kathleen A. Zarri
                                               ---------------------

                                               Name: Kathleen A. Zarri
                                               Title: Vice President

                                                               SIGNATURE PAGE to
                                              WAIVER, dated as of June 27, 2001,
                                                  to EXODUS COMMUNICATIONS, INC.
                                                                CREDIT AGREEMENT




                     To approve the Waiver:


                     Name of Institution: Morgan Stanley Secure Funding, Inc.
                                          -----------------------------------

                                       By /s/ Lucy K. Galbraith
                                          ---------------------

                                          Name: Lucy K. Galbraith
                                          Title: Managing Director

                                                               SIGNATURE PAGE to
                                              WAIVER, dated as of June 27, 2001,
                                                  to EXODUS COMMUNICATIONS, INC.
                                                                CREDIT AGREEMENT



               To approve the Waiver:


               Name of Institution: OCTAGON INVESTMENT PARTNERS III, LTD.
                                    -------------------------------------

                                    By Octagon Credit Investors, LLC
                                    as Portfolio Manager

                                 By /s/ Andrew D. Gordon
                                    --------------------

                                    Name: Andrew D. Gordon
                                    Title: Portfolio Manager

                                                               SIGNATURE PAGE to
                                              WAIVER, dated as of June 27, 2001,
                                                  to EXODUS COMMUNICATIONS, INC.
                                                                CREDIT AGREEMENT




               To approve the Waiver:


               Name of Institution: OCTAGON INVESTMENT PARTNERS II, LLC
                                    -----------------------------------

                                    By Octagon Credit Investors, LLC as
                                    sub-investment manager

                                 By /s/ Andrew D. Gordon
                                    --------------------

                                    Name: Andrew D. Gordon
                                    Title: Portfolio Manager

                                                               SIGNATURE PAGE to
                                              WAIVER, dated as of June 27, 2001,
                                                  to EXODUS COMMUNICATIONS, INC.
                                                                CREDIT AGREEMENT




                       To approve the Waiver:


                       Name of Institution: PPM SPYGLASS FUNDING TRUST
                                            --------------------------

                                         By /s/ Ann E. Morris
                                            -----------------

                                            Name: Ann E. Morris
                                            Title: Authorized Agent

                                                               SIGNATURE PAGE to
                                              WAIVER, dated as of June 27, 2001,
                                                  to EXODUS COMMUNICATIONS, INC.
                                                                CREDIT AGREEMENT




               To approve the Waiver:


               Name of Institution: Sankaty High Yield Asset Partners, L.P.
                                    ---------------------------------------

                                 By /s/ Diane J. Exter
                                    ------------------

                                     Name: Diane J. Exter
                                     Title: Managing Director Portfolio Manager

                                                               SIGNATURE PAGE to
                                              WAIVER, dated as of June 27, 2001,
                                                  to EXODUS COMMUNICATIONS, INC.
                                                                CREDIT AGREEMENT




               To approve the Waiver:


               Name of Institution: Sankaty High Yield Asset Partners II, L.P.
                                    ------------------------------------------

                                 By /s/ Diane J. Exter
                                    ------------------

                                    Name: Diane J. Exter
                                    Title: Managing Director Portfolio Manager

                                                               SIGNATURE PAGE to
                                              WAIVER, dated as of June 27, 2001,
                                                  to EXODUS COMMUNICATIONS, INC.
                                                                CREDIT AGREEMENT




                                    To approve the Waiver:


                                    Name of Institution: Sankaty High Yield
                                                         ------------------
                                                         Asset Partners III,
                                                         ------------------
                                                         L.P.
                                                         ---
                                                      By /s/ Diane J. Exter
                                                         ------------------

                                                        Name: Diane J. Exter
                                                        Title: Managing Director
                                                               Portfolio Manager

                                                               SIGNATURE PAGE to
                                              WAIVER, dated as of June 27, 2001,
                                                  to EXODUS COMMUNICATIONS, INC.
                                                                CREDIT AGREEMENT




                                    To approve the Waiver:


                                    Name of Institution: SAWGRASS TRADING LLC
                                                         --------------------

                                                      By /s/ Ann E. Morris
                                                         -----------------

                                                        Name: Ann E. Morris
                                                        Title: Asst. Vice
                                                               President

                                                               SIGNATURE PAGE to
                                              WAIVER, dated as of June 27, 2001,
                                                  to EXODUS COMMUNICATIONS, INC.
                                                                CREDIT AGREEMENT




                                   To approve the Waiver:


                                   Name of Institution:  Stein Roe Floating Rate
                                                         -----------------------
                                                         Limited Liability
                                                         -----------------
                                                         Company
                                                         -------

                                                     By /s/ Kathleen A. Zarn
                                                        --------------------

                                                       Name: Kathleen A. Zarn
                                                       Title: Vice President,
                                                              Stein Roe &
                                                              Farnham
                                                              Incorporated, as
                                                              Advisor to the
                                                              Stein Roe Floating
                                                              Rate Limited
                                                              Liability Company

                                                               SIGNATURE PAGE to
                                              WAIVER, dated as of June 27, 2001,
                                                  to EXODUS COMMUNICATIONS, INC.
                                                                CREDIT AGREEMENT




                                     To approve the Waiver:


                                     Name of Institution: SRF 2000 LLC
                                                          ------------

                                                       By /s/ Ann E. Morris
                                                          -----------------

                                                        Name: Ann E. Morris
                                                        Title: Asst. Vice
                                                               President

                                                               SIGNATURE PAGE to
                                              WAIVER, dated as of June 27, 2001,
                                                  to EXODUS COMMUNICATIONS, INC.
                                                                CREDIT AGREEMENT




                                   To approve the Waiver:


                                   Name of Institution: TORONTO DOMINION (NEW
                                                        ---------------------
                                                        YORK), INC.
                                                        ---------------------

                                                     By /S/ Stacey Malek
                                                        ----------------

                                                       Name: Stacey Malek
                                                       Title: Vice President

                                                               SIGNATURE PAGE to
                                              WAIVER, dated as of June 27, 2001,
                                                  to EXODUS COMMUNICATIONS, INC.
                                                                CREDIT AGREEMENT



                                  To approve the Waiver:


                                  Name of Institution: Wells Fargo Bank N.A.
                                                       ---------------------

                                                    By /s/ Eric C. Houser
                                                       ------------------

                                                     Name: Eric C. Houser
                                                     Title: Vice President

                                                               SIGNATURE PAGE to
                                              WAIVER, dated as of June 27, 2001,
                                                  to EXODUS COMMUNICATIONS, INC.
                                                                CREDIT AGREEMENT




                            To approve the Waiver:


                            Name of Institution: Windsor Loan Funding,
                                                 ---------------------
                                                 Limited
                                                 -------

                                               By Stanfield Capital
                                               Partners LLC as its
                                               Investment Manager

                                              By /s/ Gregory L. Smith
                                                 --------------------

                                                 Name: Gregory L. Smith
                                                 Title: Partner